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                                                                    Exhibit 99.1


                               EXCHANGE AGREEMENT

         This Exchange Agreement ("Agreement") is dated as of September 28, 2005 and is made by and between Salton, Inc., a Delaware corporation (the "Company"), and the person listed on the signature page attached hereto (the "Holder"). Certain capitalized terms used herein and not otherwise defined have the meanings set forth in Article VIII hereof.

         WHEREAS, the Holder is the beneficial owner of the aggregate principal amount of 10-3/4% Senior Subordinated Notes due 2005 (the "2005 Notes") issued pursuant to the Indenture, dated as of December 16, 1998, among the Company, the Guarantors (as defined therein) and SunTrust Bank (as successor to Wells Fargo Bank Minnesota, N.A.), as trustee (the "2005 Indenture") as set forth under the Holder's name on the signature page hereto; and

         WHEREAS, the Holder has agreed with the Company to exchange all of the Notes beneficially owned by the Holder, including all accrued but unpaid or deferred interest, as the case may be, thereon, for Second Lien Notes (as defined in Section 8.1 below), upon the terms and subject to the conditions set forth below; and

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

                                   ARTICLE I
                      EXCHANGE OF NOTES AND RELATED MATTERS

         Section 1.1 (a) Exchange of 2005 Notes. At the Closing, the Holder shall be deemed to have transferred and delivered, and shall promptly thereafter cause to be transferred and delivered, to the Company or its duly authorized agent (the "Exchange Agent"), the aggregate principal amount of the 2005 Notes including all interest accrued and unpaid or deferred thereon, as set forth under the Holder's name on the signature page hereto (the "2005 Exchanged Notes"). In consideration of such deemed and actual transfer and delivery, at the Closing, the Company shall, or shall cause the Exchange Agent to, issue and deliver to and in the name of the registered holder of the 2005 Exchanged Notes:
$4,078,385.79 of aggregate principal amount of Second Lien Notes. Effective immediately as of the Closing, the 2005 Exchanged Notes shall no longer represent evidence of indebtedness under the 2005 Indenture or otherwise but shall instead represent only the right to receive the aggregate principal amount of Second Lien Notes pursuant to this Section 1.1 (the "New Securities").

         (b) Closing. The closing of the exchange described in Section 1.1 shall take place at the offices of Sonnenschein Nath & Rosenthal LLP, 8000 Sears Tower, Chicago, IL 60606 at 10:00 a.m., Chicago time, as soon as reasonably practicable after satisfaction or waiver of the conditions set forth in Articles IV or V hereof, but in no event not later than two business days after satisfaction of such conditions or at such other time and place as the Company and the Holder mutually agree upon orally or in writing (which time and place are designated as the "Closing").

         Section 1.2 Liens; Transfer. Prior to the Closing, the Holder shall not
(a) encumber the 2005 Exchanged Notes with any Lien, (b) permit such 2005 Exchanged Notes to be


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encumbered with any Lien or (c) sell, transfer or otherwise dispose of any of such 2005 Exchanged Notes.

         Section 1.3 Waivers; Release. Effective immediately prior to the Closing, the Holder hereby waives and releases, and at the request of the Company shall cause its nominee to waive and release all rights, claims and causes of action against the Company, its Subsidiaries or its Agents based upon Losses sustained from the purchase or ownership of the 2005 Exchanged Notes.

         Section 1.4 Indemnification by the Holder. The Holder shall indemnify the Company and its Agents against, and hold them harmless from, all Losses incurred by them arising out of the failure of such Holder to deliver its 2005 Exchanged Notes in accordance with this Agreement or arising out of the loss, theft or destruction of the certificate(s) representing the Holder's 2005 Exchanged Notes.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Holder as follows:

         Section 2.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority (i) to own, lease and operate its properties, to carry on its business as now being conducted and (ii) to execute, deliver and perform its obligations under this Agreement, and the other agreements to be executed by the Company in connection herewith and to consummate the transactions contemplated hereby and thereby. The Company and its Subsidiaries are duly qualified to do business and are in good standing in all jurisdictions wherein such qualification is necessary, and where failure so to qualify would have a material adverse effect on their business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

         Section 2.2 Exchange Agreement. This Agreement has been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         Section 2.3 Absence of Brokers, Finders, Solicitation Compensation, Etc. No broker, finder or similar person is entitled to any commission, fee or other compensation in respect of the transactions contemplated by this Agreement by reason of any action or conduct of the Company or any person acting on its behalf, and the Company shall pay, and indemnify and hold harmless the Holder from, any claim made against the Holder by any person for any such commission, fee or other compensation. The Company has not and will not pay any commission or other remuneration to any person for solicitation of exchanges of 2005 Exchanged Notes for New Securities pursuant to this Agreement.




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
         Section 2.4 Certain Securities Law Matters. The New Securities may be issued to the Holder pursuant to this Agreement without registration under the Securities Act by reason of Section 3(a)(9) and 4(2) thereof and similar provisions under applicable state securities laws. The Company understands and believes that under Section 3(a)(9) the New Securities will assume the character of the 2005 Exchanged Notes (i.e., restricted or non-restricted) for purposes of their ability to be resold by the Holder and that, with respect to 2005 Exchanged Notes that are "restricted securities," the Holder will be entitled to tack the holding period of its Exchanged Note to the holding period of the New Notes issued to such Holder in exchange for such Exchanged Notes for purposes of Rule 144 promulgated under the Securities Act.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

         The Holder represents and warrants to the Company as follows:

         Section 3.1 Organization and Standing of the Holder. The Holder is duly organized, validly existing and in good standing under the laws of its state of incorporation or formation and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder.

         Section 3.2 Exchange Agreement. This Agreement has been duly and validly authorized on behalf of the Holder. This Agreement has been duly executed and delivered by the Holder and this Agreement is a valid and binding obligation of the Holder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

         Section 3.3 Non-Contravention. The execution and delivery by the Holder of this Agreement does not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the charter documents of the Holder; (ii) conflict with or result in a breach by the Holder or any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Holder is a party or by which the Holder or any of its properties or assets is bound or affected or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any Governmental Body having jurisdiction over the Holder or any of its properties or assets.

         Section 3.4 Ownership. The Holder is the beneficial owner of the aggregate principal amount of the 2005 Notes as set forth under the Holder's name on the signature page hereto. There are no outstanding agreements, arrangements or understandings under which such Holder or its nominee may be obligated to sell, transfer or otherwise dispose of any of the 2005 Notes, other than this Agreement. The amount of 2005 Notes set forth under the Holder's name represents all 2005 Notes beneficially owned by the Holder.

         Section 3.5 Liens. The 2005 Notes held by such Holder are not subject to any Lien. The execution and delivery of, and the performance by the Holder of its obligations under, this Agreement, will not result in the creation of any Lien upon the 2005 Notes held by such Holder.



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
         Section 3.6 Investor Representations. The Holder is a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act and an "accredited investor" as defined in Rule 501 promulgated under the Securities Act. The Holder is acquiring the New Securities for its own account for investment only and not with a view towards the public sale or distribution thereof. The Holder understands that the New Securities are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the New Securities.

         Section 3.7 Restrictions on Transfer. The Holder acknowledges that the New Securities have not been registered under the Securities Act or applicable state securities laws and may not be offered, sold, pledged or otherwise transferred unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. The Holder agrees the New Securities will bear a legend to the effect of the foregoing sentence.

         Section 3.8 Information Provided. The Holder is an informed sophisticated purchaser, and has engaged, or has had the opportunity to engage, expert advisor(s) experienced in the evaluation of transactions contemplated hereunder. The Holder and its advisors, if any, have received and have had an opportunity to review the Disclosure Statement and have been furnished with all other materials relating to the business, finances and operations of the Company and materials relating to the issuance of the New Securities which have been requested by the Holder; the Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; and the Holder understands that its investment in the New Securities involves a high degree of risk and that no Governmental Body has passed on or made any recommendation or endorsement of the New Securities. The Holder agrees to accept the New Securities at the Closing based upon its own inspection, examination and determination with respect thereto as to all matters, and without reliance upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to the Company, except as expressly set forth in this Agreement.

         Section 3.9 Terms of Exchange. The Holder acknowledges that (i) the Company's offer to exchange the 2005 Exchanged Notes for the New Securities was not subject to or conditioned upon a stated minimum or maximum number of 2005 Notes required to be exchanged by the Company and (ii) such holder was not given a fixed time limitation upon which to negotiate an agreement with the Company relating to the exchange of its 2005 Notes. The terms of this Agreement were the result of negotiations between the Holder, the Company, and representatives of the Company and the Holder was given the opportunity to review and comment upon the proposed terms of this Agreement.

                                   ARTICLE IV
                   CONDITIONS PRECEDENT TO HOLDER'S OBLIGATION

         The obligation of the Holder to exchange the Notes for the New Securities is subject to the following conditions (any or all of which may be waived by the Holder in its sole discretion):




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         Section 4.1 Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

         Section 4.2 Performance; No Default. The Company shall have performed and complied in all material respects with all covenants and agreements contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

         Section 4.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Holder, and the Holder shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                                   ARTICLE V
                CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION

         The obligation of the Company to exchange the 2005 Exchanged Notes for the New Securities is subject to the following conditions (any or all of which may be waived by the Company in its sole discretion):

         Section 5.1 Representations and Warranties. Each of the representations and warranties of the Holder set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

         Section 5.2 Performance; No Default. The Holder shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Holder prior to or at the Closing.

         Section 5.3 Documentation at Closing. The Company shall have received, on or prior to the date of the Closing, each of the following in form and substance satisfactory to the Company:

                  (1) a Joinder and Acceptance Agreement in the form attached hereto as Exhibit 1 executed by the Holder; and

                  (2) an Administrative Details Form in the form attached hereto as Exhibit 2 executed by the Holder.

         Section 5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

         Section 5.5 No Actions. No Action shall have been instituted (and be pending) by or before any Governmental Body to restrain or prohibit this Agreement or the consummation of the transactions contemplated by this Agreement. No preliminary or permanent injunction or





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other order issued by any federal or state court of competent jurisdiction preventing consummation of this Agreement shall be in effect.

                                   ARTICLE VI
                 CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

         Section 6.1 Further Action by Holder. The Holder shall, at the written request of the Company, at any time and from time to time following the Closing execute and deliver to the Company all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to confirm or carry out its obligations under this Agreement.

         Section 6.2 Further Action by The Company. The Company shall, at the written request of the Holder, at any time and from time to time following the Closing execute and deliver to the Holder all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to confirm or carry out its obligations under this Agreement.

         Section 6.3 Best Efforts. Each of the Company and the Holder shall use its best efforts (subject to standards of commercial reasonableness) to consummate the transactions contemplated to be performed by it under this Agreement.

         Section 6.4 Publicity. Neither the Company nor the Holder shall, nor shall they permit their respective Agents to, issue or cause the publication of any press release or make any other public statement, filing or announcement with respect to this Agreement and the transactions contemplated hereby without the prior approval of the other party; provided, however, that the Company shall be entitled, without the prior approval of the Holder, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or the New York Stock Exchange. The Company and the Holder shall cooperate in issuing press releases or otherwise making public statements with respect to this Agreement and the transactions contemplated hereby, which cooperation shall include first consulting the other party hereto concerning the requirement for, and timing and content of, such public announcement.

                                  ARTICLE VII
                                   TERMINATION

         Section 7.1 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing by any party if the transactions contemplated by this Agreement are not consummated in accordance with their terms within 30 days after the date hereof; provided, however, that a party hereto shall not have the right to terminate this Agreement if the failure to consummate the transactions contemplated by this Agreement shall be primarily attributable to such party's failure to satisfy its obligations hereunder; provided further that the provisions of Section 9.1, 9.2 and 9.8 shall survive any such termination of this Agreement.



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                                  ARTICLE VIII
                                   DEFINITIONS

         Section 8.1 Definitions. As used in this Agreement, in addition to the terms defined elsewhere, the following terms shall have the meanings set forth below, unless the context otherwise requires:

         "Action" shall mean any action, suit or legal, administrative or arbitral proceeding or investigation before any Governmental Body.

         "Agent" shall mean, with respect to any Person, any officer, director, employee, stockholder, controlling person (within the meaning of the Securities
Act), affiliate or authorized agent of such Person.

         "Disclosure Statement" means the Confidential Disclosure Statement, dated as of July 5, 2005, as supplemented on August 2, 2005, of the Company.

         "Governmental Body" shall mean any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision thereof, or any federal or state court or arbitrator.

         "Holder" shall have the definition set forth in the first paragraph of this Agreement and all of its successors and assigns.

         "Lien" shall mean any lien, pledge, mortgage, security interest, charge, option or other encumbrance or adverse claim of any kind.

         "Losses" shall mean, with respect to any Person, all losses, claims, damages, liabilities (including attorneys' fees) and out-of-pocket expenses of such Person.

         "Person" means any individual, corporation, partnership, joint venture, trust, estate, limited liability company, unincorporated organization or governmental agency.

         "SEC" means the Securities and Exchange Commission.

         "Second Lien Notes" means the Senior Secured Second Lien Notes due March 31, 2008 to be issued by the Company pursuant to the Second Lien Credit Agreement.

         "Second Lien Credit Agreement" means the Credit Agreement dated as of August 26, 2005 among the financial institutions named therein, as the lenders, The Bank of New York, as the agent, Salton, Inc. and each of its subsidiaries that are signatories thereto, as the borrowers, and each of its other subsidiaries that are signatories thereto, as guarantors.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series C Preferred Stock" means the Series C Preferred Stock, par value $0.01 per share, of the Company.




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         "Subsidiary" means any Person, a majority of the capital stock of which is owned by the Company or another Subsidiary of the Company.

                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.1 Costs and Expenses. Each party shall bear its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and the issuance of the New Securities.

         Section 9.2 Survival of Representations. The representations, warranties, covenants and agreements of the Holder and the Company contained in this Agreement or in any certificate furnished hereunder shall survive the Closing.

         Section 9.3 Prior Agreements. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes any prior representations, understandings or agreements. There are no representations, warranties, agreements, conditions or covenants, of any nature whatsoever (whether express or implied, written or oral) between the parties hereto with respect to such subject matter except as expressly set forth herein.

         Section 9.4 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement in any other jurisdiction.

         Section 9.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

         Section 9.6 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of, or affect the interpretation of, this Agreement.

         Section 9.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

         Section 9.8 Assignment; Binding Effect. The Holder shall not convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the Company, and the Company shall not convey, assign or otherwise transfer any of its rights and obligations under this Agreement without the express written consent of the Holder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 9.9 Waiver; Remedies. No delay on the part of any Holder or The Company in exercising any right, power or privilege under this Agreement shall operate as a wavier





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thereof, nor shall any waiver on the part of any Holder or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

         Section 9.10 Amendment. This Agreement may be modified or amended only by written agreement of the parties to this Agreement.



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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                          NAME OF HOLDER:

                                          FMA CBO FUNDING III, LTD.
                                          --------------------------------------
                                                     (Print Name)
                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          AGGREGATE PRINCIPAL AMOUNT HELD:

                                          $4.0 million of principal amount of
                                          10-3/4% Senior Subordinated Notes due
                                          2005

                                          The above signed is the (mark all
                                          applicable):

                                                X  beneficial owner and/or
                                              ----
                                                   record holder
                                              ----

                                          of the above referenced securities.

                                          If holder is beneficial holder but not
                                          record holder, identity of record
                                          holder:


                                          --------------------------------------


                                          SALTON, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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